As filed with the Securities and Exchange Commission on September 22, 2009

Registration No. 333-160129

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1
TO
FORM S-3
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

WILLIS GROUP HOLDINGS LIMITED	Bermuda	98-0352587
WILLIS INVESTMENT UK HOLDINGS LIMITED	England & Wales	98-0596489
TA I LIMITED	England & Wales	98-0351629
TA II LIMITED	England & Wales	98-0395656
TA III LIMITED	England & Wales	98-0395657
TRINITY ACQUISITION PLC	England & Wales	98-0198190
TA IV LIMITED	England & Wales	98-0338268
WILLIS GROUP LIMITED	England & Wales	98-0199005
WILLIS NORTH AMERICA INC.	Delaware	13-5654526
(Exact name of registrant as specified in its charter)	(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

c/o Willis Group Limited
The Willis Building
51 Lime Street
London EC3M 7DQ, England
44 203 124 6000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Adam G. Ciongoli, Esq.
Willis Group Holdings Limited
One World Financial Center
200 Liberty Street, 7th Floor
New York, New York 10281
(212) 915-8899
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Corey R. Chivers, Esq.
Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, NY 10153-0119
(212) 310-8000

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☑	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 (this “Post-Effective Amendment”), filed by Willis Group Holdings Limited, a company formed under the laws of Bermuda (the “Company”), is being filed solely for the purpose of including the Current Report on 8-K/A filed by the Company on October 21, 2008 into the list of documents incorporated by reference under the section entitled “Incorporation By Reference” in the Registration Statement on Form S-3 (Registration Number 333-160129) filed with the Securities and Exchange Commission by the Company on June 19, 2009 (the “Registration Statement”). No other changes or additions are being made hereby to the base prospectus (the “Base Prospectus”) that already forms part of the Registration Statement. Accordingly, the remainder of such base prospectus is being omitted from this filing. This Post-Effective Amendment No. 1 shall become effective immediately upon filing in accordance with Rule 462(e) under the Securities Act of 1933, as amended.

The following language replaces in its entirety the language contained under “Incorporation by Reference” in the Base Prospectus:

INCORPORATION BY REFERENCE

The SEC’s rules allow us to incorporate by reference information into this prospectus. This means that we can disclose important information to you by referring you to another document. Any information referred to in this way is considered part of this prospectus from the date we file that document. Any reports filed by us with the SEC after the date of this prospectus and before the date that the offering of the securities by means of this prospectus is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. We incorporate by reference the documents listed below and any future filings made with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act until we sell all of the securities registered by the registration statements of which this prospectus is a part:

•	Our Annual Report on Form 10-K for the year ended December 31, 2008 filed on February 27, 2009;

•	Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 filed on May 8, 2009;

•	Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2009 filed on August 7, 2009;

•	Our Current Report on Form 8-K/A filed on October 8, 2008 and our Current Reports on Form 8-K filed on January 5, 2009, February 6, 2009, February 12, 2009, March 11, 2009, March 12, 2009, May 12, 2009, June 10, 2009, September 14, 2009 and September 21, 2009; and

•	The description of the Company’s capital stock contained in (i) the Registrant’s Registration Statement on Form 8-A filed with the Commission on May 21, 2001 and (ii) Item 4-Submission of Matters to a Vote of Security Holders of Part II-Other Information to our Quarterly Report on Form 10-Q for the quarter ended March 31, 2008 filed on May 9, 2008.

The Company makes available, free of charge through our website at www.willis.com, our annual reports on Form 10-K, our quarterly reports on Form 10-Q, our current reports on Form 8-K, and Forms 3, 4, and 5 filed on behalf of directors and executive officers, as well as any amendments to those reports filed or furnished pursuant to the Exchange Act as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Nothing contained herein shall be deemed to incorporate information furnished to but not filed with the SEC. Unless specifically incorporated by reference in this prospectus, information on our website is not a part of the registration statement. You may also request a copy of any documents incorporated by reference in this prospectus (including any exhibits that are specifically incorporated by reference in them), at no cost, by writing or telephoning us at the following address or telephone number:

Willis Group Holdings Limited
One World Financial Center
200 Liberty Street, 7th Floor
New York, New York 10281
Attention: Investor Relations
Telephone: (212) 915-8084

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The expenses of this offering (all of which are to be paid by the registrant) are estimated to be as follows:

Securities and Exchange Commission registration fee*	$	**
Legal fees and expenses		**
Accounting fees and expenses		**
Trustee fees and expenses		**
Printing expenses		**
Miscellaneous		**

Total	$	**

*	To be deferred pursuant to Rule 456(b) and calculated in connection with the offering of securities under their registration statement pursuant to Rule 457(r).

**	These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time.

ITEM 15.	INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Registrant is incorporated in Bermuda. The Bye-laws of the Registrant provide for indemnification of the Registrant’s officers and directors against all liabilities, loss, damage or expense incurred or suffered by such party as an officer or director of the Registrant; provided that such indemnification shall not extend to any matter which would render it void pursuant to the Companies Act of 1981 as in effect from time to time in Bermuda.

The Companies Act provides that a Bermuda company may indemnify its directors in respect of any loss arising or liability attaching to them as a result of any negligence, default, breach of duty or breach of trust of which they may be guilty. However, the Companies Act also provides that any provision, whether contained in the Company’s bye-laws or in a contract or arrangement between the Company and the director, indemnifying a director against any liability which would attach to him in respect of his fraud or dishonesty will be void. The directors and officers of the Registrant are covered by directors’ and officers’ insurance policies maintained by the Registrant.

ITEM 16.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

See the Exhibit Index following the Signatures page in this Registration Statement, which Exhibit Index is incorporated herein by reference.

ITEM 17.	UNDERTAKINGS

(a) The undersigned Registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the

Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective Registration Statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by a Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of a Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, each undersigned Registrant undertakes that in a primary offering of securities of an undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of an undersigned Registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned Registrant or used or referred to by an undersigned Registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about an undersigned Registrant or its securities provided by or on behalf of an undersigned Registrant; and

(iv) Any other communication that is an offer in the offering made by an undersigned Registrant to the purchaser.

(6) That, for purposes of determining any liability under the Securities Act of 1933, each filing of Registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(7) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Subsidiary Issuer Indenture Act in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Subsidiary Issuer Indenture Act.

(b) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 22, 2009.

WILLIS GROUP HOLDINGS LIMITED

By:	/s/ Adam G. Ciongoli
Name:     Adam G. Ciongoli

Title:	Group General Counsel

Pursuant to the requirements of Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons on September 22, 2009 in the capacities indicated.

Signature	Title

* Joseph J. Plumeri	Chairman and Chief Executive Officer (Principal Executive Officer)

* Patrick C. Regan	Chief Operating Officer and Chief Financial Officer (Principal Financial and Accounting Officer)

William W. Bradley	Director

* Joseph A. Califano, Jr.	Director

Anna C. Catalano	Director

Eric G. Friberg	Director

* Sir Roy Gardner	Director

* Sir Jeremy Hanley	Director

Robyn S. Kravit	Director

* Jeffrey B. Lane	Director

Signature		Title

* Wendy E. Lane		Director

* James F. McCann		Director

Douglas B. Roberts		Director

/s/ Adam G. Ciongoli Adam G. Ciongoli		Authorized U.S. Representative

*By:	/s/ Adam G. Ciongoli Name: Adam G. Ciongoli Title: Attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 22, 2009.

WILLIS INVESTMENT UK HOLDINGS LIMITED

By:	/s/ Adam G. Ciongoli
Name:     Adam G. Ciongoli

Title:	Group General Counsel

Pursuant to the requirements of Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons on September 22, 2009 in the capacities indicated.

Signature		Title

* Grahame Millwater		Director

* Patrick C. Regan		Director

/s/ Adam G. Ciongoli Adam G. Ciongoli		Authorized U.S. Representative

*By:	/s/ Adam G. Ciongoli Name: Adam G. Ciongoli Title: Attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 22, 2009.

TA I LIMITED

By:	/s/ Adam G. Ciongoli
Name:     Adam G. Ciongoli

Title:	Group General Counsel

Pursuant to the requirements of Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons on September 22, 2009 in the capacities indicated.

Signature		Title

* Joseph J. Plumeri		Director

Stephen Wood		Director

* Grahame Millwater		Director

* Patrick C. Regan		Director

/s/ Adam G. Ciongoli Adam G. Ciongoli		Authorized U.S. Representative

*By:	/s/ Adam G. Ciongoli Name: Adam G. Ciongoli Title: Attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 22, 2009.

TA II LIMITED

By:
/s/  Adam G. Ciongoli
Name:     Adam G. Ciongoli

Title:	Group General Counsel

Pursuant to the requirements of Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons on September 22, 2009 in the capacities indicated.

Signature		Title

Stephen Wood		Director

* Grahame Millwater		Director

* Patrick C. Regan		Director

/s/ Adam G. Ciongoli Adam G. Ciongoli		Authorized U.S. Representative

*By:	/s/ Adam G. Ciongoli Name: Adam G. Ciongoli Title: Attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 22, 2009.

TA III LIMITED

By:	/s/ Adam G. Ciongoli
Name:     Adam G. Ciongoli

Title:	Group General Counsel

Pursuant to the requirements of Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons on September 22, 2009 in the capacities indicated.

Signature		Title

Stephen Wood		Director

* Grahame Millwater		Director

* Patrick C. Regan		Director

/s/ Adam G. Ciongoli Adam G. Ciongoli		Authorized U.S. Representative

*By:	/s/ Adam G. Ciongoli Name: Adam G. Ciongoli Title: Attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 22, 2009.

TRINITY ACQUISITION PLC

By:	/s/ Adam G. Ciongoli
Name:     Adam G. Ciongoli

Title:	Group General Counsel

Pursuant to the requirements of Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons on September 22, 2009 in the capacities indicated.

Signature		Title

Stephen Wood		Director

* Grahame Millwater		Director

* Patrick C. Regan		Director

/s/ Adam G. Ciongoli Adam G. Ciongoli		Authorized U.S. Representative

*By:	/s/ Adam G. Ciongoli Name: Adam G. Ciongoli Title: Attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 22, 2009.

TA IV LIMITED

By:	/s/ Adam G. Ciongoli
Name:     Adam G. Ciongoli

Title:	Group General Counsel

Pursuant to the requirements of Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons on September 22, 2009 in the capacities indicated.

Signature		Title

Stephen Wood		Director

* Grahame Millwater		Director

* Patrick C. Regan		Director

/s/ Adam G. Ciongoli Adam G. Ciongoli		Authorized U.S. Representative

*By:	/s/ Adam G. Ciongoli Name: Adam G. Ciongoli Title: Attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 22, 2009.

WILLIS GROUP LIMITED

By:	/s/ Adam G. Ciongoli
Name:     Adam G. Ciongoli

Title:	Group General Counsel

Pursuant to the requirements of Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons on September 22, 2009 in the capacities indicated.

Signature		Title

* Joseph J. Plumeri		Chairman and Chief Executive Officer, Director

* Grahame Millwater		Director

* Patrick C. Regan		Director

/s/ Adam G. Ciongoli Adam G. Ciongoli		Authorized U.S. Representative

*By:	/s/ Adam G. Ciongoli Name: Adam G. Ciongoli Title: Attorney-in fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on September 22, 2009.

WILLIS NORTH AMERICA INC.

By:	/s/ Adam G. Ciongoli
Name:     Adam G. Ciongoli

Title:	Group General Counsel

Pursuant to the requirements of Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 has been signed by the following persons on September 22, 2009 in the capacities indicated.

Signature		Title

* Donald J. Bailey		Chief Executive Officer and Director

* Derek Smyth		Chief Financial Officer and Principal Accounting Officer

* Victor P. Krauze		Director and Chief Operating Officer

/s/ Adam G. Ciongoli Adam G. Ciongoli		Director, General Counsel, Secretary and Senior Vice President

*By:	/s/ Adam G. Ciongoli Name: Adam G. Ciongoli Title: Attorney-in fact

EXHIBIT INDEX

The following exhibits are filed as part of this registration statement:

Exhibit No.	Description

1.1	Form of Underwriting Agreement.***
3.1	Memorandum of Association of Willis Group Holdings Limited (as amended April 23, 2008) (incorporated herein by reference to Exhibit No. 3.1 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2008, filed with the Commission on May 9, 2008).***
3.2	Form of Bye-Laws of Willis Group Holdings Limited (as amended April 23, 2008) (incorporated by reference to Exhibit No. 3.2 to the Registrant’s Form 10-Q for the quarter ended March 31, 2008, filed with the Commission on May 9, 2008).***
3.3	Memorandum of Increase in the Share Capital of Willis Group Holdings Limited (incorporated by reference to Exhibit No. 3.3 to Registration Statement No. 333-60982).***
3.4	Memorandum of Association dated August 19, 2008 of Willis Investment UK Holdings Limited and Articles of Association adopted August 19, 2008 of Willis Investment UK Holdings Limited.***
3.5	Memorandum of Association (as amended October 1, 2008) of TA I Limited and Articles of Association (as amended October 1, 2008) of TA I Limited.***
3.6	Memorandum of Association (as amended October 1, 2008) of TA II Limited and Articles of Association (as amended October 1, 2008) of TA II Limited.***
3.7	Memorandum of Association (as amended October 1, 2008) of TA III Limited and Articles of Association (as amended October 1, 2008) of TA III Limited .***
3.8	Memorandum of Association (as amended April 2, 2009) of Trinity Acquisition plc and Articles of Association (as amended April 2, 2009) of Trinity Acquisition plc.***
3.9	Memorandum of Association (as amended October 1, 2008) of TA IV Limited and Articles of Association (as amended October 1, 2009) of TA IV Limited.***
3.10	Memorandum of Association (as amended October 1, 2008) of Willis Group Limited and Articles of Association (as amended October 1, 2008) of Willis Group Limited.***
3.11	Restated Certificate of Incorporation of Willis North America Inc., dated July 19, 1984 (incorporated by reference to Exhibit 3.1 to Registration No. 333-74483).***
3.12	Certificate of Merger of Willis Partners into Willis North America Inc., dated June 31, 2004 (incorporated by reference to Exhibit No. 3.11 to the Registration Statement No. 333-135176).***
3.13	By-Laws of Willis North America Inc. (incorporated by reference to Exhibit 3.2 to Registration No. 333-74483).***
3.14	Amendment to By-laws of Willis North America (incorporated by reference to Exhibit No. 3.13 to the Registration Statement No. 333-135176).***
4.1	Form of Specimen Certificate for Registrant’s Common Stock (incorporated by reference to Exhibit No. 4.1 to Registration Statement No. 333-60982).***
4.2	Form of Senior Indenture relating between Willis Group Holdings Limited and The Bank of New York Mellon, as Trustee.***
4.3	Form of Senior Subordinated Indenture between Willis Group Holdings Limited and The Bank of New York Mellon, as Trustee.***
4.4	Form of Subordinated Indenture between Willis Group Holdings Limited and The Bank of New York Mellon, as Trustee.***
4.5	Form of Senior Indenture between Trinity Acquisition plc, Willis Group Holdings Limited, Willis Investment UK Holdings Limited, TA I Limited, TA II Limited and TA III Limited, as guarantors, and The Bank of New York Mellon, as Trustee.***
4.6	Form of Senior Subordinated Indenture between Trinity Acquisition plc, Willis Group Holdings Limited, Willis Investment UK Holdings Limited, TA I Limited, TA II Limited and TA III Limited, as guarantors, and The Bank of New York Mellon, as Trustee.***
4.7	Form of Subordinated Indenture between Trinity Acquisition plc, Willis Group Holdings Limited, Willis Investment UK Holdings Limited, TA I Limited, TA II Limited and TA III Limited, as guarantors, and The Bank of New York Mellon, as Trustee.***

Exhibit No.	Description

4.8	Senior Indenture dated as of July 1, 2005, and First Supplemental Indenture, dated as of July 1, 2005, among Willis North America Inc., as the Issuer; Willis Group Holdings Limited, TA I Limited, TA II Limited, TA III Limited, Trinity Acquisition plc, TA IV Limited and Willis Group Limited, as the Guarantors; and The Bank of New York, Mellon (a successor to JPMorgan Chase Bank, N.A.), as the Trustee; for the issuance of the 5.125% Senior Notes due 2010 and the 5.625% Senior Notes due 2015 (incorporated by reference to Exhibit 4.1 to Form 8-K filed on July 1, 2005).***
4.9	Second Supplemental Indenture dated as of March 28, 2007 among Willis North America Inc., as the Issuer; Willis Group Holdings Limited, TA I Limited, TA II Limited, TA III Limited, Trinity Acquisition plc, TA IV Limited and Willis Group Limited, as the Guarantors; and The Bank of New York Mellon, as the Trustee; for the issuance of the 6.20% Senior Notes Due 2017 (incorporated by reference to Exhibit 4.1 to Form 8-K filed on March 29, 2007).***
4.10	Third Supplemental Indenture dated as of October 1, 2008 among Willis North America Inc., as the Issuer; Willis Group Holdings Limited, Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, Trinity Acquisition plc, TA IV Limited and Willis Group Limited, as the Guarantors; and The Bank of New York Mellon, as the Trustee to the Indenture dated as of July 1, 2005 (incorporated by reference to Exhibit 4.1 to Form 10-Q filed on November 10, 2008).***
4.11	Form of Senior Subordinated Indenture between Willis North America Inc., Willis Group Holdings Limited, Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, Trinity Acquisition plc, TA IV Limited, and Willis Group Limited, as guarantors, and The Bank of New York Mellon, as Trustee.***
4.12	Form of Subordinated Indenture between Willis North America Inc., Willis Group Holdings Limited, Willis Investment UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, Trinity Acquisition plc, TA IV Limited and Willis Group Limited, as guarantors, and The Bank of New York Mellon, as Trustee.***
4.13	Form of Warrant Agreement.*
4.14	Form of Warrant Unit.*
4.15	Form of Stock Purchase Contract Agreement.*
4.16	Form of Stock Purchase Unit.*
4.17	Form of Prepaid Stock Purchase Contract.*
4.18	Form of Guarantee.*
5.1	Opinion of Appleby.***
5.2	Opinion of Weil, Gotshal & Manges, LLP, Esq.***
12.1	Computation of ratio of earnings to fixed charges.***
21.1	List of subsidiaries of Willis Group Holdings Limited (incorporated by reference to Exhibit No. 21.1 to Willis Group Holdings Limited’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008).***
23.1	Consent of Appleby (included as part of Exhibit 5.1).***
23.2	Consent of Weil, Gotshal & Manges, LLP, Esq. (included as part of Exhibit 5.2).***
23.3	Consent of Deloitte LLP.**
23.4	Consent of Ernst & Young LLP.**
24.1	Power of Attorney of the Registrants (included in the signature pages).***
25.1	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon, to act as trustee under the Willis Group Holdings Limited Senior Indenture.***
25.2	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon, to act as trustee under the Willis Group Holdings Limited Senior Subordinated Indenture.***
25.3	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon, to act as trustee under the Willis Group Holdings Limited Subordinated Indenture.***
25.4	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, The Bank of New York Mellon, to act as trustee under the Trinity Acquisition plc Senior Indenture.***

Exhibit No.	Description

25.5	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon, to act as trustee under the Trinity Acquisition plc Senior Subordinated Indenture.***
25.6	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon, to act as trustee under the Trinity Acquisition plc Subordinated Indenture.***
25.7	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon, to act as trustee under the Willis North America Inc. Senior Indenture.***
25.8	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon, to act as trustee under the Willis North America Inc. Senior Subordinated Indenture.***
25.9	Statement of Eligibility of Trustee on Form T-1 under the Trust Indenture Act of 1939, as amended, of The Bank of New York Mellon, to act as trustee under the Willis North America Inc. Subordinated Indenture.***

*	To be filed as an exhibit to a Current Report on Form 8-K and incorporated herein by reference.

**	Filed herewith.

***	Previously filed.